UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2010

KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 1, 2010, KB Home (the “Company”) held its 2010 Annual Meeting of Stockholders. The final results for each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
Stephen F. Bollenbach	64,145,268	4,290,908	105,236	7,141,113
Timothy W. Finchem	64,091,777	4,343,789	105,846	7,141,113
Kenneth M. Jastrow, II	67,162,906	1,266,210	112,296	7,141,113
Robert L. Johnson	67,225,783	1,203,522	105,512	7,147,708
Melissa Lora	67,351,976	1,083,770	105,666	7,141,113
Michael G. McCaffery	64,036,288	4,398,702	106,422	7,141,113
Jeffrey T. Mezger	67,336,438	1,101,317	103,657	7,141,113
Leslie Moonves	64,299,132	4,137,097	105,183	7,141,113
Luis G. Nogales	63,757,848	4,678,741	104,823	7,141,113

Under the Company’s By-laws, each director was elected, having received more votes “for” than “against.”

2. Ratification of appointment of Ernst & Young LLP as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2010	74,874,142	771,512	36,871

Under the Company’s By-laws, the appointment of Ernst & Young LLP was ratified, having received the affirmative vote of the majority of shares of the Company’s common stock present or represented, and entitled to vote on the matter, at the Annual Meeting.

3. Approval of the KB Home 2010 Equity Incentive Plan	64,022,496	4,447,097	71,819	7,141,113

Under the Company’s By-laws, the KB Home 2010 Equity Incentive Plan was approved, having received the affirmative vote of the majority of shares of the Company’s common stock present or represented, and entitled to vote on the matter, at the Annual Meeting. More than 50% of the outstanding shares of the Company’s common stock cast a vote on this matter.

	For	Against	Abstentions	Broker Non-Votes
4. Stockholder proposal relating to executive compensation	21,716,622	39,652,623	59,044	14,254,236

Under the Company’s By-laws, the proposal did not pass, having failed to receive the affirmative vote of the majority of shares of the Company’s common stock present or represented, and entitled to vote on the matter, at the Annual Meeting.

5. Stockholder proposal relating to an advisory vote on the compensation committee’s report and executive compensation policies and practices	25,100,206	26,131,333	10,196,750	14,254,236

Under the Company’s By-laws, the proposal did not pass, having failed to receive the affirmative vote of the majority of shares of the Company’s common stock present or represented, and entitled to vote on the matter, at the Annual Meeting.

6. Stockholder proposal relating to the engagement of stockholder proposal proponents	21,647,208	39,715,932	65,148	14,254,237

Under the Company’s By-laws, the proposal did not pass, having failed to receive the affirmative vote of the majority of shares of the Company’s common stock present or represented, and entitled to vote on the matter, at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2010

KB Home

By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Secretary

4